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                                                               Exhibit 10.7.1

                              WILBLAIRCO ASSOCIATES
                              222 West Adams Street
                             Chicago, Illinois 60606

                                  April 6, 2000

Joseph M. Savarino
President
Zengine, Inc.
6100 Stewart Avenue
Fremont, California  94538

     Re: Amendment to Registration Rights Agreement

Dear Mr. Savarino:

     Pursuant to Section 13.1 of the Registration Rights Agreement by and among Zengine, Inc. (the "Company"), At Home Corporation and other Investors and the Founders dated September 30, 1999 (the "Agreement"), At Home Corporation hereby agrees to the following amendments to the Agreement:

     1. Section 1 - The definition of "Investors" shall be deleted in its entirety and replaced with:

               ""Investors" means At Home, Wilblairco and REX."

     2. Section 1 - There shall be added after the definition of "Registrable Securities" and before the definition of "Rule 144" the following definition:

               ""REX" means rexstores.com, Inc., an Ohio corporation."

     3. Section 1 - The definition of "Registrable Securities" shall be revised as follows:

               ""Registrable Securities" means (a) any shares of Common Stock acquired by the Investors pursuant to that certain Stock Purchase Agreement of even date herewith by and among the Company, Miami Computer Supply Corporation and the Investors (the "Investors' Common Stock"); (b) any shares of Common Stock acquired by an Investor who is added to this Agreement by amendment; (c) any shares of Common Stock owned by a Founder on the date hereof or acquired by a Founder upon exercise of an option to purchase Common Stock outstanding on the date hereof (the "Founders' Common Stock") (the Investors' Common Stock and the Founders' Common Stock are sometimes collectively referred to herein as the "Holders' Common Stock"); (d) any shares of Common Stock which were issued as, or were issued directly or indirectly upon the conversion of other securities issued as, a dividend or other distribution with respect to, or in replacement of, the Holders' Common Stock; and (e) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to, or in replacement of, the Holders' Common Stock; PROVIDED, HOWEVER, that outstanding shares of Common Stock shall no longer be Registrable Securities when they shall have been
(y) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (z) sold to the public pursuant to Rule 144."


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Joseph M. Savarino
April 6, 2000
Page 2


     Please countersign this letter amendment and have rexstores.com, Inc. execute the joinder agreement below and return an original copy of this correspondence to me at your earliest convenience.

                              Sincerely,

                              WILBLAIRCO ASSOCIATES

                              By: /s/ Mark Brady
                                 ---------------------------------
                              Name: Mark Brady
                                   -------------------------------
                              Title: Partner
                                     -----------------------------

     Agreed and accepted this __ day of ____________, 2000.

                              AT HOME CORPORATION

                              By:      ___________________________
                              Name:    ___________________________
                              Title:   ___________________________

                              ZENGINE, INC.

                              By:      ___________________________
                              Name:    ___________________________
                              Title:   ___________________________

                              MIAMI COMPUTER SUPPLY CORPORATION

                              By:      ___________________________
                              Name:    ___________________________
                              Title:   ___________________________


                              FOUNDERS:___________________________
                                        Joseph M. Savarino

                                       ___________________________
                                        Lalit Dhadphale

                                       ___________________________
                                        Christopher Feaver


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Joseph M. Savarino
April 6, 2000
Page 3


                                JOINDER AGREEMENT

     Pursuant to Section 13.1 of the Agreement, the undersigned hereby joins in the Agreement ("Joinder") and agrees to be deemed an "Investor" under the Agreement and to abide by all of the terms and conditions of the Agreement as an Investor party thereto from and after the date hereof with respect to shares of common stock, no par value per share, of Zengine, Inc. ("Common Stock") issuable upon the proper exercise of the Warrant to purchase shares of the Common Stock.

     IN WITNESS WHEREOF, the said Investor has executed this Joinder, this 6th day of April, 2000.

                                      rexstores.com, Inc.

                                      By:________________________________
                                         Name:    Stuart Rose
                                         Title:   Chief Executive Officer